Contingent liabilities and commitments	12 Months Ended
Dec. 31, 2025
Disclosure of contingent liabilities [abstract]
Contingent liabilities and commitments
 Note 25 – Contingent liabilities and commitments

-    The Company has an obligation to pay incentives to several customers that are not subject to the Food Law, 5744-2014, which came into effect on January 15, 2015. Some of those incentives are payable as a rate of total annual sales to those customers, and some of those incentives are payable as a rate of acquisitions in excess of an agreed upon annual volume of activities. The incentives are calculated specifically for each customer. The incentives are calculated specifically for each customer as a reduction of the revenue.

-     On February 27, 2025, a General Meeting of the Shareholders of the Company approved a new management services agreements pursuant to which Messrs. Yosef Williger and Zwi Williger are to serve as CEO of the company and chairmen of the Board of Directors, respectively.

The Company's shareholders also approved new terms of service for each of Mr. Zwi Williger and Mr. Joseph Williger, commencing as of January 1, 2025 as follows.

(a)   Monthly service fees of NIS 108,300 (USD 33.9 thousand) (excluding VAT).

(b)   Profit Related Bonus - an annual bonus determined according to measurable quantitative criteria:

-     Payment of the Measurable Bonus will be subject to achieving an average of the minimum profit before taxes of the Company before bonuses during the last three (3) years (i.e., the year in which the bonus is granted and the previous two (2) years) (the “Bonuses” and "Average Operating Profit Before Bonuses", respectively) of at least NIS 40 million (USD 12.5 million) (the “Minimum Average Operating Profit before Bonuses”).

-     Subject to the Company's achieving or exceeding the Minimum Average Operating Profit before Bonuses, the Chairman/ CEO shall be entitled to receive a bonus in the following manners: (i) a Bonus of 2.5% of the Average Profit before taxes Before Bonuses for the amount exceeding above NIS 10 million (USD 3.1 million) and up to and including NIS 15 million (USD 4.7 million); (ii) a Bonus of 3% of the Average Profit before taxes Before Bonuses for the amount exceeding above NIS 15 million and up to and including NIS 25 million (USD 7.8 million); (iii) a Bonus of 4.15% of Average Profit before taxes Before Bonuses for the amount exceeding NIS 25 million and up to and including NIS 40 million (USD 12.5 million); (iv)  a Bonus of 5% of the Average Profit before taxes Before Bonuses for the amount exceeding above NIS 40 million and up to and including NIS 55 million (USD 17.2 million); and (v) a Bonus of 5.5% of the Average Profit before taxes Before Bonuses for any amount exceeding above NIS 55 million.

-     The maximum annual Bonus to be paid to the Chairman / CEO will not exceed an amount of NIS 2.4 million (USD 752.4 thousand).

(c)  The Company will provide the Chairman/ CEO with use of a vehicle, the value of which shall not exceed NIS 400,000 (USD 125.4 thousand). The Company shall allow the Chairman/ CEO to use a vehicle exceeding the value of NIS 400,000, upon the Chairman's/ CEO 's request provided that the Chairman/ CEO will reimburse the Company with any amount exceeding NIS 400,000. The Company will cover all the operating expenses of the Company car (excluding fines), including grossing up the related tax. The Company estimates the annual amount of the Company car benefits in the total amount of NIS 300,000.

(d)  Benefits in general, including the social benefits of the Chairman/ CEO and income tax payments, national insurance payments and other payments due to employees in respect of their employment, are to be paid for at the sole expense of the Chairman and CEO 's Management Company. The Chairman and CEO 's Management Company has undertaken to indemnify the Company with respect to any claims against the Company with respect to employer/employee relations.

(e)  The Chairman/ CEO will be included in the D&O insurance policy available to the Company and its subsidiaries under the same terms as other officers of the Company, and he will be entitled to an exemption and indemnification letter, which is identical to the form of exemption and indemnification that was approved by the General Meeting of Shareholders on July 20, 2005 for all directors and officers of the Company. It is hereby clarified, that the exemption does will not be valid regarding apply to any decision or transaction of the Company, in which a controlling shareholder or other officer of the Company, (including a different officer than the officer that has been granted the exemption letter) has a personal interest.

-     On April 1, 1997, the parent Company, Willi-Food Investments Ltd., and the Company entered into an agreement for the provision of management, administration, bookkeeping, secretarial and controllership services. Pursuant to the said agreement, the parent company shall pay the Company a monthly amount for the said services and for external services that are provided at the same time to the parent Company and to the subsidiary by the same third party, such as legal services, auditing services, etc., but excluding unique and specific services that are provided to the parent Company or to the company, a monthly payment of NIS 10,000 plus VAT. The agreement was renewed on March 14, 2023.

-      On November 4, 2018, G. Willi-Food Ltd. filed a lawsuit in the amount of NIS 4,183,208 against the Company’s former controlling shareholder, Gregory Gurtovoy (“Mr. Gurtovoy”), and against five former directors and senior officers of the Company – Israel Joseph Schneerson, Pavel Buber, Iram Ephraim Graiver, Ilan Menachem Admon and Zalman Vigler (together, the “Defendants”). According to the Company, the Defendants conspired to cause the use of millions of NIS of the Company funds as collaterals to loans extended to foreign private companies related to the Company’s controlling shareholders on dates which are relevant to the lawsuit without obtaining the required approvals from the Company’s directors and without issuing the required report to Company’s shareholders.

As of the date of this report, the proceedings in this case have been concluded with respect to all of the Defendants except for Iram Graiver.

-      On July 23, 2017, Mr. Iram Graiver, the Company's CEO and former executive ("Mr. Graiver"), filed a lawsuit with the Regional Labor Court in Tel Aviv-Jaffa ("the Court") for social benefits and various compensations totaling NIS 2,377,305. The Company submitted a statement of defense on November 26, 2017. On July 27, 2017, The Company filed a lawsuit against Mr. Graiver for the return of funds allegedly taken unlawfully, totaling NIS 1,694,325. According to the Company, Mr. Graiver acted in breach of his fiduciary duty and contrary to the mandatory provisions of the Companies Law, 1999, which require approval from the general shareholders' meeting (which was not obtained) for payments he took from the Company.

-     On November 2, 2017, the Court decided to consolidate the two proceedings. On November 26, 2017, defense statements were submitted by Mr. Graiver and the Company. After several hearings, a judgment was issued on November 27, 2022, ordering the company to pay Mr. Graiver approximately NIS 255,000. Subsequently, both the company and Mr. Graiver filed appeal requests to the National Labor Court.

On September 24, 2024, a judgment was issued rejecting the company's appeal and partially accepting Mr. Graiver's appeal. It was determined that, in addition to funds already deposited with the Court, the company must pay Mr. Graiver an additional NIS 411,297 plus interest and linkage from March 2017. On October 20, 2024, a petition was filed with the High Court of Justice. The hearing on the petition was held on February 16, 2026. In a judgment dated February 17, 2026, the court ruled that Mr. Graiver is required to reimburse the Company 20% of the reasonable salary amount, as determined in the judgment of the National Labor Court.

-     On June 24, 2020, a lawsuit and request for approval as a representative was submitted to the Central District Court against the company, Euro Dairy Europe Ltd. and another respondent. According to the applicant, the company marketed a number of products with misleading labeling and contrary to the provisions of the law and the relevant standards. On April 22, 2025, the court approved the certification of the class action lawsuit on the grounds of misrepresentation. In November 2025, a settlement agreement was submitted to the court for approval, pursuant to which G. Willi‑Food will donate products with a total value of NIS 230,000 to various nonprofit organizations.

 -     A lawsuit and a motion to approve it as class action was filed on August 2, 2021, against the Company and another 5 respondents to the District Court. The applicant claimed that the Company marketed several products with misleading captions and contrary to the provisions of the law and the relevant regulations. The applicant claims that he and the members of the group suffered financial damages in amount of NIS 100 million and Non-financial damages in amount of NIS 378 million. On December 25, 2025, a withdrawal settlement was approved, pursuant to which the Company undertook to present tests of the products that are the subject of the claim, confirming that they are consistent with the manufacturer’s declarations. The claim was dismissed.

-     A lawsuit and a motion to approve it as class action was filed on November 8, 2021, against the Company to the District Court. The applicant claimed that the Company marketed a product with misleading captions and contrary to the provisions of the law and the relevant regulations. The applicant claims that he and the members of the group suffered damages in amount of NIS 57 million. A response was submitted on February 9, 2022. On November 14, 2022, a pre- trial hearing was held, at the end of which it was decided that the parties must reach agreements by December 15, 2022. On January 24, 2023, an agreed notification was submitted according to which the parties were unable to reach an agreement. On September 14, 2023 another pre-trial hearing was held. Summaries on behalf of the applicant were submitted on December 27, 2023. Response summaries have been submitted, awaiting a decision on the approval request. On December 3, 2024 the District Court approved the lawsuit as class action. The District Court ruled in its decision that at the certification request stage, there is no need to determine the extent of damages, and that this issue should be clarified in the second phase of managing the claim. The District Court determined that there are grounds to examine the petitioner's claim that he and the group members suffered damages in the amount of the difference between the price paid and the price they would have paid for purchasing another comparable product. According to the petitioner, the product's price was higher than that of another comparable product, while the Company argues that the product subject to the claim was sold at lower prices than competing products and therefore no damage was caused. The District Court also ruled that there are grounds to examine the question of non-monetary damages caused by the inability to compare between the product subject to the claim and competing products. The Company maintains its argument that this was a good faith mistake and that no damage was caused to the consumer, and in the proceedings, it will prove that the product was imported in relatively small quantities during a limited period only. The case was scheduled for the submission of affidavits of primary testimony, followed by a pre‑trial hearing, on July 15, 2026.

-       On February 20, 2023, the Euro European Dairies (the Company) received, from the Ashdod Customs House, a notice of a charge for a deficit of NIS 1.75 million, which includes interest and fine. In the letter of demand, it is claimed that the company imported soft cheeses in a saltwater solution and paid duty only for the weight of the cheese without the weight of the saltwater solution. According to the customs house, customs must also be paid for the saltwater solution. After the customs house rejected the appeal that the company filed on the debit notices, The company paid the debt in the debit notices and submitted a lawsuit to the Magistrate's Court in Petah Tikva to cancel the notices and to recover the amounts paid by it plus interest and linkage.

The first pretrial hearing was scheduled for May 15, 2024. During the hearing, the court pointed out difficulties in the positions of each of the parties and proposed referring the case to mediation. Euro Dairies Europe agreed to the proposal, however, the Customs Authority rejected it. On March 24, 2025, an additional hearing was held, during which the court approved the request for expert testimony and again recommended referring the matter to mediation. On April 8, the Customs Authority announced that it refuses to engage in mediation. An evidentiary hearing in the case was held on November 23, 2025. At the conclusion of the hearing, the defendant announced that it does not accept the court’s recommendation to refer the matter to mediation. Accordingly, the court set a hearing for an attempt to resolve the dispute on May 10, 2026. At this preliminary stage, it is difficult to assess the prospects of the application and the claim.

-       On February 11, 2026, a claim and a motion for its approval as a class action were filed with the Central District Court against G. Willi‑Food. According to the allegations set forth in the motion for approval, G. Willi‑Food marketed a product bearing misleading labeling, contrary to the provisions of the law and the relevant standards. As alleged in the motion for approval, the amount of the individual claim is NIS 2,580, while the total amount of the claim was estimated, at this stage, at more than NIS 2.5 million, in respect of the aggregate damage allegedly caused to the members of the represented class. At this preliminary stage, it is not possible to assess the likelihood of the motion being approved or the extent of the exposure arising therefrom.